UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2023

INVESCO DB US DOLLAR INDEX TRUST
(Registrant)
INVESCO DB US DOLLAR INDEX BULLISH FUND;
INVESCO DB US DOLLAR INDEX BEARISH FUND
(Co-Registrants)
(Exact name of registrant as specified in its charter)

Delaware	001-33317; 001-33318; and 001-33314	87-0778084 (Invesco DB US Dollar Index Bearish Fund) 87-0778082 (Invesco DB US Dollar Index Bullish Fund
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)
(800)
983-0903
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units of Beneficial Interest	UUP	NYSE Arca, Inc
Common Units of Beneficial Interest	UDN	NYSE Arca, Inc
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
On November 27, 2023, Ms. Anna Paglia gave notice to the Invesco DB US Dollar Index Trust (the “Trust”) and each of its underlying series, Invesco DB US Dollar Index Bearish Fund and Invesco DB US Dollar Index Bullish Fund (collectively, the “Funds”), that she is resigning from all positions at Invesco Capital Management LLC (the “Managing Owner”) and its affiliates, including her positions as Chief Executive Officer and Principal Executive Officer of the Trust and the Funds and as a Member of the Board of Managers of the Managing Owner (the “Board”), effective November 28, 2023 (the “Effective Date”).
(c)
On November 27, 2023, (i) the Board appointed Mr. Brian Hartigan to serve as Chief Executive Officer and Principal Executive Officer of the Trust and the Funds, and (ii) Invesco Group Services Inc., the sole member of the Managing Owner, appointed Mr. Hartigan to serve as a Member of the Board, as of the Effective Date. Mr. Hartigan will replace Ms. Anna Paglia, who, as previously disclosed, gave notice of her resignation as Chief Executive Officer and Principal Executive Officer of the Trust and the Funds and as a Member of the Board, as of the Effective Date.
Brian Hartigan
 (45) has been Chief Executive Officer of the Managing Owner since November 2023. In this role, he has general oversight responsibilities for all of the Managing Owner’s business. Mr. Hartigan has been a Member of the Board of Managers of the Managing Owner since November 2023. Previously, Mr. Hartigan was Global Head of ETF Investments and Indexed Strategies at Invesco Ltd., a global investment management company and affiliate of the Managing Owner, since 2015. In that role, he was responsible for oversight of all portfolio management activities of exchange-traded funds (ETFs), as well as providing support to the US ETF Board, serving as a global ETF expert/resource and providing day-to-day support.
In addition, he was a team leader for Invesco’s unit investment trusts. Mr. Hartigan earned a BA degree from the University of St. Thomas in Minnesota and an MBA in finance from DePaul University. He is a Chartered Financial Analyst
®
(CFA) charterholder and a member of the CFA Society of Chicago.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	November 28, 2023
	Title:	Secretary

Invesco DB US Dollar Index Bullish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	November 28, 2023
	Title:	Secretary

Invesco DB US Dollar Index Bearish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Adam Henkel
	Name:	Adam Henkel
	Date:	November 28, 2023
	Title:	Secretary